Exhibit 4.1

INDEPENDENT BANK GROUP, INC. Number INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS Shares COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, .N.A. Transfer Agent and Registrar By AUTHORIZED OFFICER IBG Common Stock THIS CERTIFICATE IS TRANSFERABLE IN MENDOTA HEIGHT, MN CUSIP 453848 10 6 SEE REVERSE SIDE FOR CERTAIN DEFINITIONS THIS CERTIFIES that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF INDEPENDENT BANK GROUP, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: INDEPENDENT BANK GROUP, INC. SEAL /s/ Jan Webb /s/ David R. Brooks Secretary Chief Executive Officer DAL:858544.1

The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- _____Custodian ______ TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of survivorship and not as tenants in common Under Uniform Gifts to Minors Act ___________ (State) Additional abbreviations may also be used though not in the above list. For Value Received, ________________________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: By: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockholders, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES OF CAPITAL STOCK. THE AMENDED AND RESTATED CERTIFICATE OF FORMATION, AS AMENDED, OF THE COMPANY ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF TEXAS PROVIDES THE BOARD OF DIRECTORS OF THE COMPANY WITH THE AUTHORITY TO FIX THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF PREFERRED STOCK AND TO DETERMINE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS BETWEEN CLASSES OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, THE COMPANY WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF THE AMENDED AND RESTATED CERTIFICATE OF FORMATION, AS AMENDED, AND SUCH STATEMENTS OR CERTIFICATES OF DESIGNATION CONTAINING A COMPLETE LIST OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. DAL:858544.1